UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Pursuant to §240.14a-12

SEI STRUCTURED CREDIT FUND, LP

SEI ALTERNATIVE INCOME FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[  ]  Fee paid previously with preliminary materials.

[  ] Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(l) and 0-11.

SEI STRUCTURED CREDIT FUND, LP

SEI ALTERNATIVE INCOME FUND

One Freedom Valley Drive

Oaks, PA 19456

September 5, 2025

Dear Shareholder:

A special meeting of shareholders of the SEI Structured Credit Fund, LP and SEI Alternative Income Fund (each, a “Fund” and together, the “Funds”) has been scheduled for October 16, 2025.

There is only one proposal scheduled to be voted on at the shareholder meeting. Shareholders are being asked to elect for each Fund a Board of Directors consisting of ten nominees, four of whom are existing directors and six of whom are new directors.

The Board of Directors, including the directors who are not “interested persons,” as such term is defined under the Investment Company Act of 1940, as amended, has unanimously approved the proposal and recommends that you vote to approve the proposal.

Although you may join us at the meeting, most shareholders cast their votes by proxy. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE NEED YOUR VOTE.

Please refer to the enclosed proxy card for the proposal and details on how to vote by telephone or on the internet. If you are unable to vote by telephone or on the internet, you may also mark, sign, and date the enclosed proxy card and return it promptly in the enclosed postage-paid envelope.

Thank you for your attention and consideration of this important proposal and for your investment. If you need additional information, please call shareholder services at 1-800-DIAL-SEI.

Sincerely,

/s/ Robert A. Nesher

Robert A. Nesher

President and Chief Executive Officer

SEI STRUCTURED CREDIT FUND

SEI ALTERNATIVE INCOME FUND

One Freedom Valley Drive

Oaks, PA 19456

NOTICE OF

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 16, 2025

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Meeting”) of the SEI Structured Credit Fund and SEI Alternative Income Fund (each individually, a “Fund” and collectively, the “Funds”), will be held at the offices of the Funds, One Freedom Valley Drive, Oaks, Pennsylvania 19456 at 10:00 a.m. Eastern Time, on October 16, 2025, for the following purpose:

a.       To consider the following proposal (“Proposal”):

Proposal 1:	To elect, as a slate of nominees, each of the current Directors and new Directors (individually, a “Nominee” and collectively, the “Nominees”) to the Board of Directors of the Funds.

b.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Proposal is discussed in the attached Proxy Statement. The Board of Directors of the Funds recommends that you vote FOR the Proposal.

Shareholders of record at the close of business on Wednesday, August 27, 2025 are entitled to notice of, and to vote at, the Meeting or any adjournments thereof. You are invited to attend the Meeting, but if you cannot do so, please vote by Internet or by telephone. Please refer to the proxy card attached to the enclosed Proxy Statement for details. If you are unable to vote by telephone or by Internet, you may also complete and sign the enclosed proxy and return it in the accompanying envelope as promptly as possible. Your vote is important no matter how many shares you own. You can vote easily and quickly by telephone, Internet, mail or in person at the Meeting.

By Order of the Board of Directors

/s/Timothy D. Barto

Vice President and Assistant Secretary

Voting is important to ensure a quorum at the Meeting. Please call 1-800-DIAL-SEI for more information or if you have any questions about attending the Meeting in person. Proxies may be revoked at any time before they are exercised by submitting to the Secretary of the Fund at the address above a written notice of revocation, by a subsequently executed proxy card or by attending the Meeting and voting in person. Attendance at the Meeting will not by itself serve to revoke a proxy.

SEI STRUCTURED CREDIT FUND

SEI ALTERNATIVE INCOME FUND

One Freedom Valley Drive

Oaks, PA 19456

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 16, 2025

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of SEI Structured Credit Fund (“SCF”) and SEI Alternative Income Fund (“AIF”) (each, a “Fund” and collectively, the “Funds”) to be voted at a special meeting of shareholders of the Funds to be held at the offices of the Funds, One Freedom Valley Drive, Oaks, PA 19456, at 10:00 a.m., Eastern Time, on October 16, 2025, and at any and all adjournments thereof (the “Meeting”). Shareholders of record of the Funds at the close of business on August 27, 2025 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. This Proxy Statement and the accompanying notice of special meeting and proxy card are first being mailed to shareholders on or about September 8, 2025.

The Meeting is being held to consider and vote on the following proposal as well as any other business that may properly come before the Meeting:

Proposal:	To elect, as a slate of nominees, each of the current Directors and new Directors (individually, a “Nominee” and collectively, the “Nominees”) to the Board of Directors of the Funds.

The Board, including each of the Directors who are not “interested persons,” as such term is defined under the Investment Company Act of 1940, as amended, (each, an “Independent Director,” and together, the “Independent Directors”), unanimously recommends that shareholders of the Funds vote in favor of the Proposal.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

This Proxy Statement is available at www.proxyvote.com

A-1

THE PROPOSAL

Election of Directors

For the Proposal, you are being asked to elect, as a slate of Nominees, each of the current Directors in addition to new Directors. The Boards of SCF and AIF currently are identical and comprised of four Directors. Each Board has determined that it would be in the best interests of the Funds and their respective shareholders for the Boards of each Fund to be comprised of the same Directors. Each Board believes that the consistency of Board composition will, among other benefits, improve succession planning.

The Funds are asking you to elect, as a slate of Nominees, each of the current Directors of the Funds, as well as six new Directors. The Proposal arises from legal requirements that apply to mutual funds, such as the Funds. Specifically, the Investment Company Act of 1940, as amended, which regulates mutual funds (the “1940 Act”), permits vacancies on a fund’s board to be filled by appointment of a director (without a shareholder vote) only if, immediately after such appointment, more than two-thirds of the registered investment company’s board of directors have been elected by shareholders.

The Board of SCF currently consists of four Directors, three of whom were elected by shareholders. One of the current Directors, Ms. Cote, was appointed by the Directors then in office to fill a vacancy on the Board. The Board of AIF currently consists of four Directors, all of whom were elected by shareholders.

After the appointment noted above, more than two-thirds of the Directors were elected by shareholders. Currently, however, the SCF Board is unable to appoint a Director to fill any vacancies because immediately after such appointment, fewer than two-thirds of the Directors would be elected by shareholders. Therefore, shareholder approval of either a new Director or one of the current Directors who was not previously elected is required before any new Director can be added to fill the current vacancies on the Board. Please note that with respect to AIF, all Directors were elected by shareholders and, therefore, any vacancy arising on the Board is permitted to be filled without shareholder vote.  For efficiency and consistency reasons, AIF is seeking that shareholders approve the appointment of all currently elected Directors as well as the new Nominees for Director.

The Board, pursuant to its authority under the By-Laws of SCF and the Declaration of Trust of AIF, has unanimously approved an increase in the number of Directors that comprise the Board of each Fund to ten, thereby creating vacancy on the Board. At a meeting of the Board on July 30, 2025, the Board unanimously voted to recommend that shareholders of the Funds elect Dennis McGonigle as Director and James Taylor, Christine Reynolds, Thomas Melendez, Eli Powell Niepoky and Kimberly Walker as Independent Directors of the Funds to fill these vacancies and to also elect the four existing Directors of each Fund.

Although the re-election by shareholders of previously elected Directors is not required by applicable law or each Fund’s governing documents when electing the Nominees, the Board has determined that it is in the best interests of the Funds to seek re-election by shareholders (or election in the case of a Director that was previously appointed to the Board) of all current Directors to promote efficiency and to attempt to reduce future costs and expenses of the Funds. As such, if the Nominees and all of the current Directors are elected, following the Meeting, all of the Directors of the Funds will be elected by shareholders, which will likely permit the Board to fill several future vacancies on the Board over time before next having to incur the costly expense of a proxy solicitation.

If a plurality of voting shareholders of a Fund does not elect a Nominee, then the Nominee will not become a Director and the Board may, immediately or at a later time, consider re-proposing such Nominee for election or finding a replacement candidate. If, however, a plurality of voting shareholders of a Fund do not elect any or all of the current Directors, such vote will not impact the composition of the Board, but may result in higher costs and expenses of the Funds in the future.

2

Matters Considered by the Board

At a special telephonic meeting held on July 30, 2025 (the “Board Meeting”), the Board, including the Committees of the Board and the Independent Directors, were provided with information regarding the Proposal and considered whether to recommend that shareholders vote for the Proposal. Based on information provided to the Board during and in advance of the Board Meeting and subsequent review and consideration, the Board unanimously voted, within the context of its full deliberations, to recommend that shareholders of the Funds vote in favor of the proposal to elect Dennis McGonigle as Director and James Taylor, Christine Reynolds, Thomas Melendez, Eli Powell Niepoky and Kimberly Walker as Independent Directors of the Funds.

Prior to the Board Meeting, the Board considered whether to increase the size of the Board and fix the number of Directors that compose the Boards at ten. The Board considered and discussed, among other things, information about the current Directors’ capacity, their expected length of service, the size and complexity of the Funds, and the growth trajectory of the Funds.

In considering candidates to serve as Directors, the Board and its Governance Committee generally considered each potential candidate’s educational background, business or professional experience, and reputation. In addition, the Governance Committee evaluated each candidate’s qualifications for Board membership and the independence of the Independent Director candidates from the investment advisers and other principal service providers for the Funds as well as any relationships beyond those delineated in the 1940 Act that might impair independence. The Board and the Governance Committee also considered each candidate and current Director’s expertise. Each candidate’s experience and qualifications are discussed below.

In determining to recommend that shareholders vote in favor of electing the Nominees to the Board, in addition to each Nominee’s qualifications and experience, the Board determined (1) that each Independent Director Nominee is sufficiently independent from relationships with SEI Investments Management Corporation (“SIMC”), which is the Funds’ investment adviser, and other principal service providers of the Funds, both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder; and (2) that each Nominee demonstrated an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his/her function as an effective Board member. The Governance Committee has not adopted any specific policy on the issue of diversity, but may take this into account, among other factors, in its consideration of any new candidates to the Board.

In considering whether to recommend that shareholders elect the current Directors, the Board considered and discussed information about the 1940 Act voting requirements, the potential to mitigate future costs, and the flexibility that may be created with respect to the future appointment of Directors to the Board if shareholders elect the current Directors. The Board also considered its current composition, including its individual and collective educational background and business and professional experience. The Board also considered the fact that because the Funds would have to undertake the costs of a proxy in order to elect the Nominees as new Directors to the Board, the Funds would be able to significantly capitalize on economies of scale in electing the current Directors alongside the Nominees as a slate of Nominees for the Board.

If shareholders elect the Nominees, it is anticipated that they will begin to serve the Funds as Directors immediately after the shareholder meeting. Irrespective of whether shareholders elect the current Directors, all current Directors will continue to serve as Directors without interruption.

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Individual Nominee Qualifications

The Board has concluded to recommend to shareholders that each of the Nominees should be elected to the Board because of his or her ability to review and understand information about the Funds, identify and request other information relevant to the performance of his or her duties, question management and other service providers regarding material factors bearing on the management and administration of the Funds, and exercise his or her business judgment in a manner that serves the best interests of the Funds’ shareholders. The Board has concluded that each of the Nominees should serve as a Director based on his or her own experience, qualifications, attributes and skills as described below.

New Independent Director Nominees

James Taylor has served as a Trustee of the SEI Funds Complex since 2018. Mr. Taylor served as Chief Investment Officer of the Georgia Tech Foundation from 2008 to 2017. Prior to that, he was the Director, Assistant Vice President, and Chief Investment Officer of Delta Air Lines from 1983 to 2007. Previously, he was a member of the Investment Committee of Institute of Electrical and Electronic Engineers from 1999 to 2004, and he was President, Vice President and Treasurer for the Southern Benefits Conference from 1998 to 2000. The Board has concluded that Mr. Taylor should serve as Director because of his education, knowledge of financial services and investment management, and the experience he has gained as a Chief Investment Officer at an endowment of a large university, and other professional experience gained through his prior employment and leadership positions.

Christine Reynolds has served as a Trustee of the SEI Funds Complex since 2019. Ms. Reynolds served as Executive Vice President at Fidelity Investments from 2014 to 2016. Prior to that, she was President at Fidelity Pricing and Cash Management Services ("FPCMS") and Chief Financial Officer of Fidelity Funds from 2008 to 2014. Previously, she served as Chief Operating Officer of FPCMS from 2007 to 2008, President and Treasurer at Fidelity Funds from 2004 to 2007, Anti-Money Laundering Officer at Fidelity Funds in 2004 and Executive Vice President at Fidelity Funds from 2002 to 2004. Before joining Fidelity, she was an Audit Partner at PricewaterhouseCoopers from 1992 to 2002. The Board has concluded that Ms. Reynolds should serve as Director because of the experience she has gained in her various roles with Fidelity, which she joined in 2002, including Chief Financial Officer of Fidelity Funds, her experience as a partner of a major accounting firm, and her experience in and knowledge of the financial services industry.

Thomas Melendez has served as a Trustee (or consultant) of the SEI Funds Complex since 2021. Mr. Melendez serves as a Trustee of Boston Children's Hospital, The Partnership Inc. (non-profit organizations) and Brae Burn Country Club. He was the Investment Officer and Institutional Equity Portfolio Manager at MFS Investment Management from 2002 to 2019. Prior to that, he was the Director of Emerging Markets Group, General Manager of Operations in Argentina and Portfolio Manager for Latin America at Schroders Investment Management from 1994 to 2002. The Board has concluded that Mr. Melendez should serve as Trustee because of the experience he has gained as an executive and portfolio manager of an investment management firm, his experience in and knowledge of the financial services industry, and other professional experience gained through his prior employment and leadership positions.

Eli Powell Niepoky has served as a Trustee of the SEI Funds Complex since 2024. Ms. Niepoky is currently Treasurer of the Robert W. Woodruff Foundation and affiliated foundations, a position encompassing the responsibilities of Chief Investment Officer and Chief Financial Officer. Previously, Ms. Niepoky spent 3 years at Berman Capital Advisors, serving as Vice President and then as Chief Investment Officer. Prior to that, she worked at Diversified Trust Company for 13 years, first as Principal and then as Chief Investment Officer. Prior to joining Diversified Trust Company, Ms. Niepoky spent 13 years serving in various roles at Delta Air Lines, including initially as an Information Analyst and then as Director, Pension Fund - Fixed Income & Real Estate. Ms. Niepoky has also earned the Chartered Financial Analyst (CFA) designation. The Board has concluded that Ms. Niepoky should be elected to serve as Director because of her education, her knowledge of public and private markets gained through her institutional and private wealth management roles, and her other professional experience.

4

Kimberly Walker has served as a Trustee of the SEI Funds Complex since 2024. Ms. Walker currently serves as a General Partner of 1809 Capital and as member of the Advisory Group of NISA Investment Advisors. She previously spent 10 years as Chief Investment Officer at Washington University in St. Louis. Prior to that role, she was President of Qwest Asset Management Company. Ms. Walker previously worked in various financial positions at General Motors Corporation with her last role being Director of Equity Strategy. Previously, she also served for 17 years as a Board and Audit & Risk Committee member of Commerce Bancshares, Inc. The Board has concluded that Ms. Walker should be elected to serve as Director because of her extensive knowledge of institutional asset management, experience she gained serving as Chief Investment Officer of a large university, and other professional experienced gained through her prior employment.

New Interested Director Nominee

Dennis J. McGonigle has served as a Trustee of the SEI Funds Complex since 2024. Mr. McGonigle currently serves in an advisory role to SEI and its Chief Executive Officer. Prior to this role, he served as an Executive Vice President, beginning in 1996, and Chief Financial Officer, beginning in 2002, for SEI Investments Company, Inc. until his retirement in April 2024. Mr. McGonigle previously held a variety of positions at SEI Investments Company, which he joined in 1985, including as a Product Manager and as a Business Manager. He has also served on various subsidiary company boards as a director. Before joining SEI, Mr. McGonigle was a Senior Auditor at Arthur Andersen and Company from 1982 to 1985. The Board has concluded that Mr. McGonigle should be elected to serve as Director because of the experience he has gained in his various roles with SEI Investments Company, his knowledge of the financial services industry, and the experience he gained serving as a director on various company boards.

Current Interested Director

Robert A. Nesher has served as a Director of SCF since 2007 and a Director of AIF since 2023. Mr. Nesher has served as Chairman of the Board of Trustees of the SEI Funds Complex since 1989. Mr. Nesher helped SEI establish its registered fund business prior to 1989 and has served as head of fund accounting and head of SEI’s transfer agency and fund administration businesses. Mr. Nesher has also served as a trustee and/or chairman of several other investment companies that are affiliates of the Trust. The Board has concluded that Mr. Nesher should be elected to continue to serve as Director because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as Trustee of the various SEI Trusts since 1989.

Current Independent Directors

Nina Lesavoy has served as a Director of SCF since 2007 and a Director of AIF since 2023. Ms. Lesavoy has served as an Independent Trustee for the SEI Funds Complex since 2003. Ms. Lesavoy is the Founder of Avec Capital and has served as its Managing Director since 2008. Prior to that, she served as Managing Director of Cue Capital from 2002 to 2008. Previously, she was Chief Sales Officer and Managing Partner of InvestorForce, Inc. from 2000 to December 2001, and was Head of Sales and Client Service at Chancellor Capital and later LGT Asset Management from 1986 to 2000. The Board has concluded that Ms. Lesavoy should be elected and continue to serve as Director because of the experience she gained as a director of several private equity fundraising firms and marketing and selling a wide range of investment products to institutional investors, her experience in and knowledge of the financial services industry, and the experience she has gained serving as Trustee of the various SEI Trusts since 2003 and the various SEI Trusts' Governance Chair since 2014.

5

James Williams has served as a Director of the SCF since 2007 and a Director of the AIF since 2023. Mr. Williams served as the Vice President and Chief Investment Officer of the J. Paul Getty Trust since December 2002 and Treasurer since 2006 until his retirement in June 2024. Before joining the Getty, Mr. Williams spent three years as the president of Harbor Capital Advisors and president of the Harbor Fund's family of mutual funds. Prior to that, he was manager of the pension asset management department of Ford Motor Company. The Board has concluded that Mr. Williams should be elected and continue to serve as Director because of the experience he gained as Chief Investment Officer of a non-profit foundation, the President of an investment management firm, the President of a registered investment company and the manager of a public company's pension assets, his experience in and knowledge of the financial services industry, and the experience he has gained serving as Trustee of the various SEI Trusts since 2004.

Susan Cote has served as a Director of the SCF since 2018 and a Director of AIF since 2023. She has served as a Trustee in the SEI Funds Complex since 2015. Ms. Cote spent 18 years as a partner at Ernst & Young LLP, including nine years as the firm’s Global Asset Management Assurance Leader, and seven years as the Americas Director of Asset Management. Prior to joining Ernst & Young, Ms. Cote spent 14 years serving in various roles in the asset management business of Prudential, including roles as Fund Treasurer, Chief Operating Officer and Managing Director. Prior to that, Ms. Cote worked at KPMG LLP. The Board has concluded that Ms. Cote should be elected and continue to serve as Director because of her education, knowledge of financial services and investment management, and 18 years of experience as a partner at a major accounting firm, and other professional experienced gained through her prior employment.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Directors primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. Moreover, references to the qualifications, attributes and skills of Nominees are presented pursuant to requirements from the SEC of information that must be included in a proxy statement for the election of trustees and does not constitute holding out of the Board or any Nominee as having any special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The tables below show information about the Nominees, including each of the current Directors. For purposes of their duties as current Directors, the address of each individual listed below is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

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Name and Age	Position(s) Held with the Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex to be Overseen by Nominee	Other Directorships Held by Director or Nominee for Director
Nominee for Interested Director (Current Director)
Robert A. Nesher 78 yrs. old	Chairman of the Board of Directors	Since 2007	SEI employee since 1974; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.	2	President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. Director of Accumulation Commodity Strategy Subsidiary Ltd., Inflation Commodity Strategy Subsidiary Ltd., MARR Commodity Strategy Subsidiary Ltd., DAA Commodity Strategy Subsidiary Ltd. and Dynamic Commodity Strategy Subsidiary Ltd.

1 Each Director shall hold office during the lifetime of this Fund until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed.

7

Nominee for Interested Director (New Director)
Dennis McGonigle 65 yrs. old	Director	n/a	Adviser, SEI Investments Company, Inc. since April 2024. Chief Financial Officer, SEI Investments Company, Inc. from 2002 to April 2024. Executive Vice President, SEI Investments Company, Inc. from 1996 to 2024. Business Manager, Product Manager, SEI Investments Company, Inc. from 1985 to 1998. Senior Auditor, Arthur Andersen and Company from 1982 to 1985.	2	Director of SEI Global Funds Services Limited, SEI Investments Global Limited, SEI UCITS, Kimberton Whole Foods (private company) and The Fund for Vocations (non-profit organization). Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.
Nominees for Independent Directors (Current Directors)
Nina Lesavoy 67 yrs. old	Director	Since 2007	Founder and Managing Director, Avec Capital (strategic fundraising firm) since April 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002 to March 2008.	2	Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

8

James M. Williams 77 yrs. old	Director	Since 2007	Retired since 2024. Vice President and Chief Investment Officer, J. Paul Getty Trust, Non Profit Foundation for Visual Arts, from December 2002 to June 2024. Manager of Pension Asset Management, Ford Motor Company from 1997 to 1999.	2	Trustee/Director of Ariel Mutual Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.
Susan C. Cote 70 yrs. old	Director	Since 2018	Retired since July 2015. Treasurer and Chair of Finance of the Investment and Audit Committee of the New York Women’s Foundation from 2012 to 2017. Member of the Ernst & Young LLP Retirement Investment Committee from 2009 to 2015. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006 to 2015; Partner, Ernst & Young LLP from 1997 to 2015; Americas Director of Asset Management, Ernst & Young LLP from 2006 to 2013; Prudential from 1983 to 1997.	2	Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds. Director of Accumulation Commodity Strategy Subsidiary Ltd., Inflation Commodity Strategy Subsidiary Ltd., MARR Commodity Strategy Subsidiary Ltd., DAA Commodity Strategy Subsidiary Ltd. and Dynamic Commodity Strategy Subsidiary Ltd.

9

Nominees for Independent Director (New Director)
James B. Taylor 74 yrs. old	Director	n/a	Retired since December 2017. Chief Investment Officer, Georgia Tech Foundation from 2008 to 2017; Director, Assistant Vice President, and Chief Investment Officer, Delta Air Lines from 1983 to 2007. Member of the Investment Committee of Institute of Electrical and Electronic Engineers from 1999 to 2004; President, Vice President and Treasurer, Southern Benefits Conference from 1998 to 2000.	2	Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds. Director of Accumulation Commodity Strategy Subsidiary Ltd., Inflation Commodity Strategy Subsidiary Ltd., MARR Commodity Strategy Subsidiary Ltd., DAA Commodity Strategy Subsidiary Ltd. and Dynamic Commodity Strategy Subsidiary Ltd.
Christine Reynolds 66 yrs. old	Director	n/a	Retired since 2016. Executive Vice President at Fidelity Investments from 2014 to 2016. President at Fidelity Pricing and Cash Management Services (“FPCMS”) and Chief Financial Officer of Fidelity Funds from 2008 to 2014. Chief Operating Officer of FPCMS from 2007 to 2008. President, Treasurer at Fidelity Funds from 2004 to 2007. Anti-Money Laundering Officer at Fidelity Funds in 2004. Executive Vice President at Fidelity Funds from 2002 to 2004. Audit Partner at PricewaterhouseCoopers from 1992 to 2002.	2	Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.
Thomas Melendez 65 yrs. old	Director	n/a	Retired since 2019. Investment Officer and Institutional Equity Portfolio Manager at MFS Investment Management from 2002 to 2019. Director of Emerging Markets Group, General Manager of Operations in Argentina and Portfolio Manager for Latin America at Schroders Investment Management from 1994 to 2002.	2	Trustee of Boston Children’s Hospital, The Partnership Inc. (non-profit organizations) and Brae Burn Country Club, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

10

Eli Powell Niepoky 59 yrs. old	Director	n/a	Treasurer, The Robert W. Woodruff Foundation since May 2021. Vice President, Chief Investment Officer, Berman Capital Advisors from March 2018 to May 2021. Independent Consultant from January 2017 to February 2018. Principal, Chief Investment Officer, Diversified Trust Company from January 2003 to April 2015. Information Analyst, Director, Delta Air Lines from January 1990 to December 2002.	2	Trustee/Director of Employees’ Retirement System of Georgia, Peachtree Alternative Strategies, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.
Kimberly Walker 67 yrs. old	Director	n/a	General Partner, 1809 Capital since 2022. Advisory Committee Member, NISA Investment Advisors since 2018. Chief Investment Officer, Washington University in St. Louis from 2006 to 2016. President, Qwest Asset Management Company from 1998 to 2006. Director of Equity Strategy, General Motors Corporation from 1994 to 1998.	2	Investment Committee Member for Santa Fe Community Foundation and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

11

The tables below show the number of shares of the Funds beneficially owned by each Nominee as of December 31, 2024. Unless otherwise noted, each Nominee owns less than 1% of the outstanding shares of each Fund.

Interested Directors

Name of Nominee	Dollar range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Funds to be Overseen by Nominee in Family of Investment Companies
Robert A. Nesher	None	Over $100,000
Dennis McGonigle	None	Over $100,000

Independent Directors

Name of Nominee	Dollar range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Funds to be Overseen by Nominee in Family of Investment Companies
Nina Lesavoy	None	Over $100,000
James M. Williams	None	$50,001 - $100,000
James Taylor	None	$50,001 - $100,000
Susan C. Cote	None	None
Christine Reynolds	None	Over $100,000
Thomas Melendez	None	None
Eli Powell Niepoky	None	None
Kimberly Walker	None	None

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Role of the Board

There are currently four members of the Board of Directors, three of whom are not interested persons of the Funds, as that term is defined in the 1940 Act. Robert A. Nesher, an interested person of the Funds, serves as Chairman of the Board. James M. Williams, an Independent Director, serves as the lead Independent Director. The Board has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Funds. The Board made this determination in consideration of, among other things, the fact that the chairperson of each Committee of the Board is an Independent Director, the amount of assets under management in the Funds, and the number of funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Directors from Fund management.

The management and affairs of each Fund are overseen by the Directors. The Board approves contracts under which certain companies provide essential management services to the Funds. Like most mutual funds, the day-to-day business of the Funds is performed by third party service providers, such as SIMC, a distributor and an administrator. The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by SIMC and receives information about those services at its regular meetings. In addition, in connection with its consideration of whether to annually renew the advisory agreements between each Fund and SIMC, the Board annually meets with SIMC to review such services. Among other things, the Board regularly considers SIMC’s adherence to the Funds’ investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Funds’ investments, including, for example, portfolio holdings schedules and reports on the Adviser’s use of derivatives in managing the Funds. In addition, the Board receives presentations and reports from management regarding proposed liquidity offerings for shareholders of the Funds.

The Funds’ Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and SIMC risk assessments. At least annually, the Funds’ Chief Compliance Officer provides the Board with a report on each Fund reviewing the adequacy and effectiveness of each Fund’s policies and procedures and those of its service providers, including SIMC. The reports address the operation of the policies and procedures of the Funds and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation of portfolio securities. With respect to valuation, SIMC provides periodic reports to the Board that enables the Board to oversee SIMC, as each Fund’s valuation designee, in assessing, managing and reviewing material risks associated with fair valuation determinations, including material conflicts of interest. In addition, the Board reviews SIMC’s performance of an annual valuation risk assessment under which the Advisor seeks to identify and enumerate material valuation risks which are or may be impactful to the Funds including, but not limited to (1) the types of investments held (or intended to be held) by the Funds, giving consideration to those investments' characteristics; (2) potential market or sector shocks or dislocations which may affect the ongoing valuation operations; (3) the extent to which each fair value methodology uses unobservable inputs; (4) the proportion of each fund's investments that are fair valued as determined in good faith, as well as their contributions to a fund's returns; (5) the use of fair value methodologies that rely on inputs from third-party service providers; and (6) the appropriateness and application of the methods for determining and calculating fair value. The Advisor reports any material changes to the risk assessment, along with appropriate actions designed to manage such risks, to the Board.

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Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds’ internal controls. Additionally, the Board oversees Fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Funds in their periodic reports with the SEC are recorded, processed, summarized and reported within the required time periods. The Board also oversees the Funds’ internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Funds’ financial reporting and the preparation of the Funds’ financial statements.

Board Committees

There are two Committees of the Funds’ Board of Directors: the Audit Committee and the Governance Committee.

The Board has a standing Audit Committee that is composed of each of the Independent Directors of the Fund. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each Fund’s independent auditor and whether to terminate this relationship; (ii) reviewing the independent auditor’s compensation, the proposed scope and terms of its engagement and the firm’s independence; (iii) pre-approving audit and non-audit services provided by each Fund’s independent auditor to the Fund and certain other affiliated entities; (iv) serving as a channel of communication between the independent auditor and the Directors; (v) reviewing the results of each external audit, including any qualifications in the independent auditor’s opinion, any related management letter, management’s responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Audit Committee by the internal auditing department of each Fund’s administrator that are material to the Fund as a whole, if any, and management’s responses to any such reports; (vi) reviewing each Fund’s audited financial statements and considering any significant disputes between the Fund’s management and the independent auditor that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent auditor and each Fund’s senior internal accounting executive, if any, the independent auditor’s report on the adequacy of the Fund’s internal financial controls; (viii) reviewing, in consultation with each Fund’s independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements; and (ix) other audit related matters. Mr. Williams, and Mmes. Lesavoy and Cote currently serve as members of the Audit Committee. If the other Nominees are elected by shareholders, it is expected that the Board would appoint them to the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the 2024 calendar year.

The Board has a standing Governance Committee that is composed of each of the Independent Directors of the Funds. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as independent Directors and evaluating the qualifications of "interested" (as that term is defined under the 1940 Act) Director candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Governance Committee at the applicable Fund’s offices. Mr. Williams and Mmes. Lesavoy and Cote currently serve as members of the Governance Committee. If the other Nominees are elected by shareholders, it is expected that the Board would appoint them to the Governance Committee. The Governance Committee shall meet at the direction of its Chair as often as appropriate to accomplish its purpose. In any event, the Governance Committee shall meet at least once each year and shall conduct at least one meeting in person. The Governance Committee met two (2) times during the 2024 calendar year.

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Compensation Of Directors And Officers

The Interested Directors and the officers of the Funds do not receive compensation from the Funds, except that a portion of the Funds’ CCO’s salary is paid by the Funds. Each Independent Director receives an annual fee for services provided to the Funds. The chart below provides information about the total compensation accrued and payable to the Independent Directors by the Funds for the most recently completed fiscal year.

Name of Person, Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex*
SCF (December 31, 2024 fiscal year end)
James M. Williams	$9,910	N/A	N/A	$10,000
Nina Lesavoy	$9,910	N/A	N/A	$10,000
Susan C. Cote	$9,910	N/A	N/A	$10,000
AIF (August 31, 2024 fiscal year end)
James M. Williams	$90	N/A	N/A	$10,000
Nina Lesavoy	$90	N/A	N/A	$10,000
Susan C. Cote	$90	N/A	N/A	$10,000

*      The Fund Complex consists of the SEI Alternative Income Fund and the SEI Structured Credit Fund, LP.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF ALL NOMINEES.

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Shares Outstanding and Voting Authority of SIMC

As of June 30, 2025, SIMC and its affiliates were believed to possess voting authority with respect to approximately 160,550.29 (52.6%) of the outstanding shares of SCF and, as of August 13, 2025, approximately 2,864,013.916 (60.37%) of the outstanding shares of AIF.

This voting structure may result in a small number of shareholders of each Fund determining the vote on the Proposal.

ADDITIONAL INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP (“KPMG”) serves as the independent registered public accounting firm for the Funds. Representatives of KPMG are not expected to be present at the Meeting, but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Audit Fees. Below are the aggregate fees billed for each Fund’s last two fiscal years for professional services rendered by KPMG for the audit of the respective Fund’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for those years. These services include the audits of the financial statements of each Fund, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

	2024	2023
SCF	$129,800	$126,000
AIF	$55,500	n/a*

* Commenced operations on October 31, 2023.

Audit-Related Fees. Below are the fees billed to each Fund for the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of each Fund’s financial statements and are not reported under “Audit Fees” above (together, “Audit-Related Services”). In addition, the Audit Committee pre-approves KPMG’s engagement for audit-related services to be provided to SIMC and certain entities controlling, controlled by, or under common control with SIMC that provide ongoing services to the Funds, which engagements relate directly to the operations and financial reporting of the Funds. Any such fees are included in the table below.

	2024	2023
SCF	$0	$0
AIF	$0	n/a*

* Commenced operations on October 31, 2023.

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Tax Fees. Below are the aggregate fees billed for each Fund’s last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice and tax planning (together, “Tax-Related Services”). The Tax-Related Services provided by KPMG related to the review of each Fund’s federal and state income tax returns, excise tax calculations and returns, a review of each Fund’s calculations of capital gain and income distributions, and additional tax research for compliance purposes.

	2024	2023
SCF	$0	$0
AIF	$0	n/a*

* Commenced operations on October 31, 2023.

None of the services described above was approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Aggregate Non-Audit Fees. Below are the aggregate non-audit fees billed for each Fund’s last two fiscal years by KPMG for services rendered to the Funds and the Adviser.

Funds and the Adviser	2024	2023
SIMC	$28,373	$39,941
SCF	$0	$0
AIF	$0	$0

All Other Fees. There were no fees billed in each Fund’s last two fiscal years for other products and services by KPMG, other than the services reported above (together, “Other Fees”). With respect to engagements that related directly to the operations or financial reporting of the Funds, KPMG did not bill the Adviser or the Affiliated Service Providers for Other Fees in each Fund’s last two fiscal years.

Board Consideration of Non-Audit Services. The Audit Committee has considered whether KPMG’s provision of non-audit services that were rendered to the Adviser and Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining KPMG’s independence and determined that KPMG’s independence is not compromised by providing such services.

OTHER MATTERS

The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of such applicable Fund.

INFORMATION ABOUT SERVICE PROVIDERS

Investment Adviser

SIMC serves as the investment adviser to the Funds. SIMC is registered with the U.S. Securities and Exchange Commission as an investment adviser and is a wholly-owned subsidiary of SEI Investments Company (“SEI”). The principal executive offices of SIMC and SEI are One Freedom Valley Drive, Oaks, PA 19456.

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Principal Underwriter

SEI Investments Distribution Company (“SIDCO”) serves as the principal underwriter of the Funds. The principal executive office of SIDCO is located at One Freedom Valley Drive, Oaks, PA 19456.

Administrator and Transfer Agent

SEI Global Services Inc. (“SGSI”) serves as the administrator for SCF. SGSI also serves as the transfer agent to SCF. SEI Investments Global Funds Services (“SIGFS”) serves as the administrator for AIF. UMB Financial Services serves as the transfer agent to AIF. The principal executive office of SIGFS and SGSI is located at One Freedom Valley Drive, Oaks, PA 19456.

VOTING INFORMATION

Required Vote

With respect to the Proposal, election of the Nominees requires the affirmative vote of the holders of a plurality of the shares voted. With a plurality vote, the nominees will be elected if they receive more “for” votes than “against” votes of the shares present, in person or by proxy, and entitled to vote. Under plurality voting, only “for” or “against” votes are counted, not any “withheld” votes or abstentions.

Quorum

In order to act upon the Proposal, a quorum is required to be present at the Meeting. The presence of one-third of the shares of the Funds of each of SCF and AIF entitled to vote in person or by proxy shall constitute a quorum for the transaction of business at the Meeting for such Funds.

Abstentions and “broker non-votes” (i.e., proxies received from brokers indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares) will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions and “broker non-votes” will be treated as shares that are present but which have not been voted. An affirmative vote of a plurality of the shares present or represented by proxy is required to elect the Nominees for election as Directors of each Fund. Pursuant to certain rules promulgated by the New York Stock Exchange, Inc. that govern the voting by broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters. It is anticipated that such broker-dealers will not have discretionary authority to vote on the Proposal. The absence of instructions from the beneficial owner will result in a “broker non-vote” with respect to the Proposal.

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Adjournment

If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes in favor of the Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods to permit further solicitation of proxies. If a quorum is present at the Meeting, any such adjournment will require the affirmative vote of a majority of the votes cast on the question, in person or by proxy, at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. The Funds will bear the costs of any additional solicitation and any adjourned sessions.

Voting

Shares represented by duly executed proxies will be voted at the Meeting in accordance with the instructions given. However, if no instructions are specified on the proxy with respect to the Proposal, shares will be voted FOR the approval of the Proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Meeting. If you wish to participate in the Meeting, you may submit the proxy card included with this Proxy Statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by telephone, Internet, mail or in person at the Meeting. Should you require additional information regarding the proxy or replacement proxy cards, you may contact each Fund at 1-800-DIAL-SEI.

Revocation

A shareholder may revoke a previously submitted proxy at any time prior to the Meeting by (i) a written revocation, which must be signed and include the shareholder’s name and account number, received by the Secretary of the Funds at One Freedom Valley Drive, Oaks, PA 19456; (ii) properly executing a later-dated proxy; or (iii) attending the Meeting and voting in person.

OTHER INFORMATION

Solicitation of Proxies, Payment of Expenses

The solicitation of proxies is being made on behalf of the Board, on behalf of the Funds. The Funds have retained Broadridge Financial Solutions, Inc. (the “Proxy Solicitor”) to aid in the solicitation. The costs of retaining the Proxy Solicitor and other expenses incurred in connection with the solicitation of proxies will be paid by the Funds. The anticipated cost associated with the solicitation of proxies by the Proxy Solicitor is approximately $7,380 plus any reasonable out-of-pocket expenses incurred by the Proxy Solicitor. Proxies may be solicited by mail, electronically, by telephone, fax, in person or by other means, and representatives of the Proxy Solicitor, each Fund, SIMC, the Administrator and SEI may participate in the solicitation of proxies.

The Funds will pay all expenses related to conducting this proxy, including, but not limited to, preparation, printing and mailing of this Proxy Statement and its enclosures, legal fees, and solicitation costs. The Funds estimate these costs to be between $35,000 and $45,000. The payment of such fees will be considered an extraordinary expense for the Funds and, therefore, will not be subject to any expense limitation or reimbursement agreement in effect for the Funds.

19

Shareholders Sharing the Same Address

If two or more shareholders share the same address, only one copy of this Proxy Statement is being delivered to that address, unless the applicable Fund has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the applicable Fund will deliver promptly a separate copy of this Proxy Statement to a shareholder at a shared address. Please note that each shareholder will receive a separate proxy card, regardless of whether he or she resides at a shared address. Please call 1-800-DIAL-SEI or forward a written request to the applicable Fund, One Freedom Valley Drive, Oaks, Pennsylvania 19456 if you would like to (1) receive a separate copy of this Proxy Statement; (2) receive your annual reports, semi-annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports, semi-annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

Shareholder Proposals

SCF is organized as a limited partnership under the laws of the State of Delaware. AIF is organized as a statutory trust under the laws of the State of Delaware. As such, each Fund is not required to, and does not, have annual meetings, except to the extent that such meetings are required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Funds at One Freedom Valley Drive, Oaks, PA 19456 within a reasonable time before such meeting. Submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement since inclusion in the proxy statement is subject to eligibility requirements and compliance with certain federal regulations.

Communications with the Board

Shareholders wishing to submit written communications to the Board should send their communications to the Secretary of the Funds at One Freedom Valley Drive, Oaks, PA 19456. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

Beneficial Ownership of Shares and Security Ownership of Management

Appendix A to this Proxy Statement contains information about the beneficial ownership by shareholders of five percent (5%) or more of the Funds’ outstanding shares as of the Record Date.

The Funds have delegated to SIMC the authority to vote proxies on the securities held in the Funds’ portfolios.  Accordingly, SIMC will typically have voting authority if any shares of the Funds are held by another fund managed by SIMC. The Funds have been advised by SIMC that any shares of the Funds over which SIMC has voting power will be voted in the same proportion as the vote of all other shareholders of the Funds. Information regarding the amount of voting power believed to be possessed by SIMC as of the Record Date and the amount of ownership of the Funds by executive officers and Directors is set forth above.

Other Business

The Board does not intend to present any other business at the Meeting. If any other matter may properly come before the Meeting, or any adjournment(s) thereof, the persons named in the accompanying proxy card intend to vote, act, or consent thereunder in accordance with their best judgment at that time with respect to such matters unless such proxy contains specific restrictions to the contrary.

20

Annual Report to Shareholders

For a free copy of each Fund’s most recent annual report and most recent semi-annual report succeeding the annual report, shareholders of the Funds may call 1-800-DIAL-SEI or write to the Funds at One Freedom Valley Drive, Oaks, PA 19456.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET. ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PROPOSAL.

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EXHIBIT A

BENEFICIAL OWNERSHIP OF SHARES OF THE FUNDS

5% Shareholders.  As of the Record Date, the following persons were the only persons who were record owners or, to the knowledge of the Funds, were beneficial owners of 5% or more of the Funds’ outstanding shares. The Funds believe that most of the shares referred to in the table below were held by the below persons in accounts for their fiduciary, agency, or custodial customers.

Name of Fund	Amount of Shares	Percent of Share Class	Nature of Ownership
Alternative Income Fund-Class F Shares
SEI Investments Attn Joseph Gothie 1 Freedom Valley Drive Oaks, PA 19456	1,428,974.208	46.72%	Record
Alternative Income Fund-Class Y Shares
SEI Investments Attn Joseph Gothie 1 Freedom Valley Drive Oaks, PA 19456	1,435,039.708	85.12%	Record

Structured Credit Fund Shares
SEI Structured Credit Collective Fund	149,215.89	49.01%	Record
UnityPoint Board Designated	31,109.04	10.22%	Record
SEI Global Nominee Ltd/FBO SEI Investments (Europe) Ltd	15,704.80	5.54%	Record

PROXY CARD

SEI STRUCTURED CREDIT FUND

To Vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com or scan the QR Barcode above

3) Follow the instructions provided on the website.

To Vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To Vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, please do not return your Proxy Card.

To vote, mark blocks below in blue or black ink as follows:

Proposal:	To elect, as a slate of nominees, each of the current Directors and new Directors (individually, a “Nominee” and collectively, the “Nominees”) to the Board of Directors of the SEI Structured Credit Fund.

Nominees:

01) Robert A. Nesher	04) James Taylor	07) Thomas Melendez	10) Kimberly Walker
02) Nina Lesavoy	05) Susan C. Cote	08) Dennis McGonigle
03) James M. Williams	06) Christine Reynolds	09) Eli Powell Niepoky

☐    FOR ALL         ☐    WITHHOLD ALL          ☐    FOR ALL EXCEPT

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

This proxy is solicited on behalf of the Board of Directors, which unanimously recommends that shareholders vote “FOR” the proposals listed above.

Please sign, date and return the proxy card promptly using the enclosed envelope.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at proxyvote.com.

SEI STRUCTURED CREDIT FUND

PROXY FOR THE MEETING OF SHAREHOLDERS – OCTOBER 16, 2025

The undersigned shareholder of the Funds of SEI Structured Credit Fund, hereby appoints Timothy D. Barto, Esq., David F. McCann, Esq., and Katherine R. Mason, Esq., each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of SCF standing in the name of the undersigned at the close of business on August 27, 2025, at a Special Meeting of Shareholders to be held at the offices of SEI Investments Management Corporation (“SIMC”) at One Freedom Valley Drive, Oaks, Pennsylvania 19456, at 10:00 a.m. Eastern Time, on October 16, 2025, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the Proxy Statement for the meeting.

If you sign the proxy without otherwise indicating a vote on the Proposal, this proxy will be voted “FOR” such Proposal. As to any other matter that may properly come before the Meeting, the shares will be voted by the proxy in accordance with his or her judgment. The undersigned acknowledges receipt of the Notice of the Meeting and the Proxy Statement.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY CARD

SEI ALTERNATIVE INCOME FUND

To Vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com or scan the QR Barcode above

3) Follow the instructions provided on the website.

To Vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To Vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, please do not return your Proxy Card.

To vote, mark blocks below in blue or black ink as follows:

Proposal:	To elect, as a slate of nominees, each of the current Directors and new Directors (individually, a “Nominee” and collectively, the “Nominees”) to the Board of Directors of the SEI Alternative Income Fund.

Nominees:

01) Robert A. Nesher	04) James Taylor	07) Thomas Melendez	10) Kimberly Walker
02) Nina Lesavoy	05) Susan C. Cote	08) Dennis McGonigle
03) James M. Williams	06) Christine Reynolds	09) Eli Powell Niepoky

☐    FOR ALL          ☐    WITHHOLD ALL           ☐    FOR ALL EXCEPT

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

This proxy is solicited on behalf of the Board of Directors, which unanimously recommends that shareholders vote “FOR” the proposals listed above.

Please sign, date and return the proxy card promptly using the enclosed envelope.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

SEI ALTERNATIVE INCOME FUND

PROXY FOR THE MEETING OF SHAREHOLDERS – OCTOBER 16, 2025

The undersigned shareholder of the Funds of SEI Alternative Income Fund, hereby appoints Timothy D. Barto, Esq., David F. McCann, Esq., and Katherine R. Mason, Esq., each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of SCF standing in the name of the undersigned at the close of business on August 27, 2025, at a Special Meeting of Shareholders to be held at the offices of SEI Investments Management Corporation (“SIMC”) at One Freedom Valley Drive, Oaks, Pennsylvania 19456, at 10:00 a.m. Eastern Time, on October 16, 2025, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the Proxy Statement for the meeting.

If you sign the proxy without otherwise indicating a vote on the Proposal, this proxy will be voted “FOR” such Proposal. As to any other matter that may properly come before the Meeting, the shares will be voted by the proxy in accordance with his or her judgment. The undersigned acknowledges receipt of the Notice of the Meeting and the Proxy Statement.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.